NATIONWIDE MUTUAL FUNDS
Nationwide S&P 500 Index Fund

Supplement dated July 2, 2025
to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2019
Peter Sietsema	Director, Senior Portfolio Manager	Since 2023
Matt Waldron, CFA	Managing Director	Since 2025
Steven White	Director	Since 2025

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE